UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 27, 2014

COPYTELE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-11254	11-2622630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Walt Whitman Road, Melville, NY	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (631) 549-5900

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 27, 2014, CopyTele, Inc. (the “Company”) issued a press release announcing that effective on September 2, 2014, the Company will change its name to “ITUS Corporation.” The Company’s common stock will continue to trade on the OTCQB marketplace under the new name and the new stock symbol will be “ITUS.”  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated August 27, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2014

COPYTELE, INC.

By:/s/ Robert A. Berman

       Name: Robert A. Berman

       Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release dated August 27, 2014